UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2009

AMDL, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27689	33-0413161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California		92780
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		714-505-4461

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01	Financial Statements and Exhibits.

In this Current Report on Form 8-K, unless the context otherwise requires: all references to ‘we,’’ ‘‘us,’’ ‘‘our’’ and “the Company” refers collectively to AMDL, Inc and its direct and indirect subsidiaries including Jiangxi Jiezhong Bio-Chemical Pharmacy Company Limited (“JJB”), Yangbian Yiqiao Bio-Chemical Pharmacy Company Limited (“YYB”), as at the date of this Current Report on Form 8-K, and following the closing of the transactions contemplated by the Exchange Agreement.

Item 1.01    Entry into a Material Definitive Agreement

                     In September, 2009, the Company has closed two bridge financings for a total of US$613,555 by entering into a Note and Warrant Purchase with St. George Investments, LLC in the amount of US$555,555.56 and a Bridge loan Agreement with Cantone Asset Management in the amount of US$58,000.

A.	St. George Agreements

The Note and Warrant Purchase Agreement

     On September 15, 2009, we entered into a Note and Warrant Purchase Agreement with St. George Investments, LLC, (the “Investor”; collectively with registered assigns, the “Holder”) (the “Purchase Agreement”). We issued and sold to the Investor (1) a 12% promissory note in the principal amount of Five Hundred Fifty-Five Thousand Five Hundred Fifty-Five and 56/100 Dollars ($555,555.56) (the “Note”) which is convertible into the Company’s common stock at 80% of the five day volume weighted average of the closing price of our common stock, subject to  a floor price of no less than $0.64 and on the terms and the conditions specified in the Note; and (2) a warrant to purchase 500,000 shares of the Company’s common stock, $0.001 par value per share, at a exercise price of $0.65 per share , subject to certain anti-dilution adjustments. We also entered into a Registration Rights Agreement with the Investor which requires us to prepare and file a registration statement for the sale of the common stock issuable to the Investor under the Note and the Warrant before September 25, 2009 and to use our best efforts to cause the effectiveness of the registration statement which is no later than the earlier of (i) five (5) days after oral or written notice by the SEC that it may declared effective, or (ii) November 15, 2009. In connection with the financing, we have paid the fee of $25,000 to Galileo Asset Management, S.A.

                     For a more complete description of the Note and the Warrant, reference is made to the Note and Warrant Purchase Agreement, the form of Note and the form of Warrant attached as exhibits to this Form 8-K.

B.	Cantone Agreements

The Bridge Loan Agreement

     On September 10, 2009, we entered into a Bridge Loan Agreement (the “Bridge Loan Agreement”) with Cantone Research, Inc. (the “Lender”) whereby the Lender agreed to provide a Bridge Loan for $58,000 (the “Bridge Loan”) and we agreed that the proceeds of the Bridge Loan would be used exclusively to pay interest due on currently outstanding “12% Senior Notes”. The Bridge Loan has an interest at the rate of 12% per annum if paid on or before October 9, 2009; otherwise an increased interest at the rate of 18% per annum will be retroactive to Sep 10, 2009. The Bridge Loan shall be due and payable on or before December 1, 2009, together with all accrued outstanding interest. Pursuant to the Bridge Loan Agreement, against receipt of the Bridge Loan, we shall issue to the Lender a two-year warrant to purchase 116,000 shares of the Company’s Common Stock Exercisable at US $0.60 per share (the “Two-Year Warrant”).

                      For a more complete description of the Two-Year Warrant, reference is made to the Bridge Loan Agreement, the form of the Two-Year Warrant attached as an exhibit to this Form 8-K.

Consulting Agreement

       On September 10, 2009, we entered into a Consulting Agreement (the “Consulting Agreement”) with Cantone Asset Management, LLC (the “Consultant”) whereby the Consultant shall provide guidance and advice related to negotiating the terms of the Company’s outstanding Series 1 and Series 2 Senior Notes and continued services to assist the Company to coordinate with the holders of the Series 1 and Series 2 Senior Notes. In consideration of the Consultant’s service, we agreed to pay monthly consulting fees of US $12,000 per month for a period of twelve (12) months and issue to the Consultant a five-year warrant to purchase 200,000 shares of the Company’s common stock at an exercise price of US$0.60 per share (the “Five-Year Warrant”).

     The Financings described herein were consummated pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, provided by Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

    The foregoing information has been disclosed herein as it is material to the Financings and should not be construed as an offer to sell or solicitation of an offer to buy our securities.

Item 3.02       Recent Sales of Unregistered Securities.

                        Reference is made to the disclosures set forth above. We believe that all of the sales of such unregistered securities were and will be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) of the Securities Act, Rule 506 of Regulation D as promulgated by the SEC.

Item 5.03.     Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

                      On August 21, 2009, our shareholders have approved the name change and rebranding of the Company as “Radient Pharmaceuticals Corporation”.  The new ticker symbol on the New York Stock Exchange Alternext US (the “NYSE Alternext”) will be “RPC” and our new Cusip will be 750341 109. On September 17, 2009, we filed an “Amended and Restated Certificate of Incorporation” to implement this change with Delaware’s Secretary of State. On September 18, 2009, we issued press release announcing this future name change which is targeted to be effective prior to the open of the markets on Friday, September 25, 2009, subject to NYSE Alternext’s approval.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

                      See the Exhibit Index hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, Inc.

September 18, 2009	By:	/s/	Akio Ariura
Name: Akio Ariura
Title: Chief Financial Officer

EXHIBIT INDEX

3.1	Certificate of Incorporation, as amended

10.1	Form of Note and Warrant Purchase Agreement, dated as of September 15, 2009

10.2	Form of Note issued under Note and Warrant Purchase Agreement

10.3	Form of Warrant issued under Note and Warrant Purchase Agreement

10.4	Form of Registration Right Agreement

10.5	Form of Bridge Loan Agreement, dated as of September 10, 2009

10.6	Form of Warrant issued under Bridge Loan Agreement

10.7	Form of Consulting Agreement, dated as of September 10, 2009

10.8	Form of Warrant issued under Consulting Agreement

99.1	Press Release announcing Name Change and new symbol